Exhibit 10.35

AMENDMENT NO. 1 TO THE

REVOLVING CREDIT AGREEMENT

AND LIMITED WAIVER

Dated as of February 6, 2008

AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), KeyBank National Association (“KeyBank”), as syndication agent (the “Syndication Agent”), and Citigroup Global Markets Inc. and KeyBanc Capital Markets (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders from time to time party thereto, the other Lender Parties, the Administrative Agent and the Syndication Agent have entered into a Revolving Credit Agreement dated as of August 31, 2007 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement and the Administrative Agent and the Required Lenders have agreed to issue a limited waiver under the Credit Agreement, each on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 5 below), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions in their appropriate alphabetical order:

“Decreasing Facility” has the meaning specified in Section 2.19(a).

“Increased Commitment Amount” has the meaning specified in Section 2.19(b).

“Increasing Facility” has the meaning specified in Section 2.19(a).

“Increasing Reallocation Lender” has the meaning specified in Section 2.19(b).

“Purchasing Lenders” has the meaning specified in Section 2.19(d).

“Reallocation” has the meaning specified in Section 2.19(a).

“Reallocation Commitment Date” has the meaning specified in Section 2.19(b).

“Reallocation Date” has the meaning specified in Section 2.19(a).

“Reallocation Notice” has the meaning specified in Section 2.19(a).

“Selling Lenders” has the meaning specified in Section 2.19(d).

“Total Reallocation Amount” has the meaning specified in Section 2.19(a).

(b) The definition of “Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding thereto immediately after the words “Section 2.18” the following: “or 2.19”.

(c) The definition of “Multicurrency Letter of Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last clause thereof and substituting the following therefor: “as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.”

(d) The definition of “Multicurrency Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last clause thereof and substituting the following therefor: “as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.”

(e) The definition of “U.S. Dollar Letter of Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last clause thereof and substituting the following therefor: “as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.”

(f) The definition of “US Dollar Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last clause thereof and substituting the following therefor: “as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.”

(g) Section 2.01(a)(ii) of the Credit Agreement is hereby amended by deleting clause (C) thereof and substituting therefor the following:

“(C) the Equivalent in Dollars of the portion of the Facility Exposure denominated in Committed Foreign Currencies shall not at any time exceed the percentage of the aggregate Commitments obtained by dividing (1) the Multicurrency Revolving Credit Commitments by (2) the sum of the Multicurrency Revolving Credit Commitments and the U.S. Dollar Revolving Credit Commitments.”

(h) Section 2.06(b)(i) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

“(i) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances and deposit an amount in the L/C Cash Collateral Account in an amount equal to (A) the amount by which the Facility Exposure attributable to any Facility exceeds the aggregate Commitments then allocable to such Facility on such Business Day, (B) after taking into account any payments made pursuant to clause (A), the amount by which Unsecured Debt exceeds 70% of the Total Unencumbered Asset Value on such Business Day, (C) after taking into account any payments made pursuant to the foregoing clauses (A) and (B), an amount denominated in Swiss Francs or Canadian Dollars to the extent the portion of the Facility Exposure denominated in such currencies exceeds the limitation thereon set forth in Section 2.01(a)(ii)(B), and (D) after taking into account any payments made pursuant to the

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foregoing clauses (A), (B) and (C), amounts denominated in Committed Foreign Currencies to the extent the portion of the Facility Exposure denominated in such currencies exceeds the limitation thereon set forth in Section 2.01(a)(ii)(C), provided that any deposit in the L/C Cash Collateral Account made pursuant to this Section 2.06(b)(i) shall only be required to be maintained so long as the applicable circumstances giving rise to the requirement to make such deposit shall continue to exist or would again exist in the absence of such deposit.”

(i) Section 2.11 of the Credit Agreement is hereby amended by adding to the 22 nd line thereof immediately after the words “Commitment Increase pursuant to Section 2.18” the following: “or Reallocation pursuant to Section 2.19”.

(j) Section 2.18(a)(iii) of the Credit Agreement is hereby deleted and the following is hereby substituted therefor:

“(iii) the Borrower’s notice to the Administrative Agent shall indicate the proposed allocation of each such Commitment Increase between the U.S. Dollar Revolving Credit Commitments (the “U.S. Dollar Commitment Increase”) and the Multicurrency Revolving Credit Commitments (the “Multicurrency Commitment Increase”).”

(k) A new Section 2.19 is hereby added to the Credit Agreement immediately following Section 2.18(g) thereof:

“SECTION 2.19. Reallocation of Commitments. (a) Without limitation of the Borrower’s rights under Section 2.18, the Borrower may, at any time (but not more often than once in any fiscal quarter), upon not less than seven calendar days’ prior written notice to the Administrative Agent (the “Reallocation Notice”), reallocate the aggregate amount of Revolving Credit Commitments between the U.S. Dollar Revolving Credit Facility and the Multicurrency Revolving Credit Facility (a “Reallocation”) by not less than U.S. $5,000,000 to be effective as of a date (each a “Reallocation Date”) that is at least 90 days prior to the scheduled Termination Date then in effect; provided, however, that (i) in no event shall any Reallocation cause (A) the U.S. Dollar Revolving Credit Commitments to be less than the lesser of (1) $100,000,000.00 or (2) the aggregate amount of U.S. Dollar Revolving Credit Commitments then outstanding (after accounting for any adjustments thereto pursuant to Section 2.05) or (B) the Multicurrency Revolving Credit Commitments to be less than the lesser of (1) $100,000,000.00 or (2) the aggregate amount of Multicurrency Revolving Credit Commitments then outstanding (after accounting for any adjustments thereto pursuant to Section 2.05), (ii) on the Reallocation Date the following statements shall be true and the Administrative Agent shall have received for the account of each Lender Party a certificate signed by a duly authorized officer of the Borrower, dated the Reallocation Date, stating that (x) the representations and warranties contained in Section 4.01 are correct in all material respects as though made on and as of the Reallocation Date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)) and (y) no Default or Event of Default has occurred and is continuing or would result from such Reallocation, (iii) immediately after giving effect to such Reallocation, in no event shall (A) the aggregate principal amount of the U.S. Dollar Revolving Credit Advances outstanding at such time plus the Available Amount of all outstanding U.S. Dollar Letters of Credit at such time exceed the U.S. Dollar Revolving Credit Commitments at such time or (B) the aggregate principal amount of the Multicurrency Revolving Credit

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Advances (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) plus the Available Amount of all outstanding Multicurrency Letters of Credit (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) at such time exceed the Multicurrency Revolving Credit Commitments at such time. The Reallocation Notice shall (x) specify (1) the proposed aggregate amount of such Reallocation (the “Total Reallocation Amount”), (2) the Facility being increased (the “Increasing Facility”), (3) the Facility being decreased (the “Decreasing Facility”), and (4) the proposed Reallocation Date and (y) contain a certification signed by a Responsible Officer of the Borrower stating that all of the requirements set forth in this Section 2.19(a) have been satisfied or, as of the Reallocation Date, will be satisfied.

(b) Upon receipt of any Reallocation Notice, the Administrative Agent shall promptly deliver a copy of such Reallocation Notice to each Issuing Bank and each Lender and notify each Lender of its proposed proportionate share of (i) the Decreasing Facility, (ii) the Increasing Facility, and (iii) the Total Reallocation Amount. Such determinations shall be made by the Administrative Agent for each Lender within each Facility based on the ratio of the Commitment of such Lender in respect of such Facility to the total Commitments of all Lenders in respect of such Facility, and (iv) the date by which Lenders with increasing Commitments, if any, resulting from such Reallocation must commit in writing to the increase in their respective Commitments (the “Reallocation Commitment Date”). Each Lender that is willing to participate in such Commitment increase resulting from the Reallocation (each, an “Increasing Reallocation Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Reallocation Commitment Date of the amount by which it is willing to increase its applicable Commitment (an “Increased Commitment Amount”). If any Lender in the Increasing Facility shall fail to provide such notice or shall decline, in whole or in part, to commit to its allocable share of the Commitment increase, then the Administrative Agent shall promptly offer such share to other Increasing Reallocation Lenders on a pro rata basis. Each Issuing Bank shall confirm in writing its approval of the Reallocation.

(c) Promptly following the Reallocation Commitment Date, the Administrative Agent shall notify the Borrower of any shortfall in the Commitments allocable to the Increasing Facility. In the event of any such shortfall, the provisions of Sections 2.18(c) and 2.18(d) shall apply, mutatis mutandis.

(d) On the applicable Reallocation Date, (i) the Reallocation shall be effected by reallocating Commitments from the Decreasing Facility to the Increasing Facility on a dollar-for-dollar basis, and (ii) to the extent Advances then outstanding and owed to any U.S. Dollar Revolving Lender or any Multicurrency Revolving Lender immediately prior to the effectiveness of the Reallocation shall be less than such Lender’s U.S. Dollar Revolving Credit Pro Rata Share or Multicurrency Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of such Reallocation) of all Advances then outstanding that are owed to U.S. Dollar Revolving Lenders or to Multicurrency Revolving Lenders (collectively, including any applicable Assuming Lender, the “Purchasing Lenders”), in each case as applicable, then such Purchasing Lenders, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (collectively, the “Selling Lenders”), in an amount sufficient such that following the effectiveness of all such assignments (x) the Advances outstanding and owed to each U.S. Dollar Revolving

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Lender shall equal such Lender’s U.S. Dollar Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Reallocation) of all Advances then outstanding in respect of the U.S. Dollar Revolving Credit Facility and (y) the Advances outstanding and owed to each Multicurrency Revolving Lender shall equal such Lender’s Multicurrency Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Reallocation) of all Advances then outstanding in respect of the Multicurrency Revolving Credit Facility. The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Reallocation Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Reallocation Date. The Administrative Agent shall distribute on the Reallocation Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office.

(e) On the Reallocation Date, the Letter of Credit Commitments shall, subject to the provisions of this Section 2.19(e), be reallocated between the U.S. Dollar Letter of Credit Facility and the Multicurrency Letter of Credit Facility in a manner proportionate to the Reallocation of Revolving Credit Commitments from the Decreasing Facility to the Increasing Facility. Upon the effectiveness of such reallocation, (i) the U.S. Dollar Letter of Credit Commitment shall be an amount equal to the aggregate amount of the Letter of Credit Commitments multiplied by the quotient obtained by dividing the U.S. Dollar Revolving Credit Commitments (as in effect immediately following the Reallocation) by the aggregate Revolving Credit Commitments, and (ii) the Multicurrency Letter of Credit Commitment shall be an amount equal to the aggregate amount of the Letter of Credit Commitments less the amount of the U.S. Dollar Letter of Credit Commitment established pursuant to the preceding clause (i); provided, however, that such reallocation of the Letter of Credit Commitments shall be made only to the extent that following the effectiveness thereof (x) the sum of all Letter of Credit Advances then outstanding in respect of U.S. Dollar Letters of Credit plus the Available Amount of all U.S. Dollar Letters of Credit shall not exceed the U.S. Dollar Letter of Credit Commitment, and (y) the sum of all Letter of Credit Advances then outstanding in respect of Multicurrency Letters of Credit plus the Available Amount of all Multicurrency Letters of Credit shall not exceed the Multicurrency Letter of Credit Commitment.

(f) On the Reallocation Date, the Borrower shall execute and deliver a replacement Note payable to the order of each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment immediately following the effectiveness of the Reallocation. Each Lender receiving a replacement Note shall promptly return to the Borrower any previously issued Note for which such replacement Note was delivered in exchange.

(g) On the Reallocation Date, the Administrative Agent shall notify the Lenders and the Borrower, on or before 1:00 P.M. (New York City time), by telecopier, telex or other electronic mail communication, of the occurrence of the Reallocation to be effected on such Reallocation Date and shall promptly distribute to the Lenders and the Borrower a copy of Schedule I hereto revised to reflect such Reallocation. The Administrative Agent shall record in the Register the relevant information with respect to each Lender on such Reallocation Date in accordance with Section 9.07.”

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(l) Section 5.02(h) of the Credit Agreement is hereby deleted and the following is hereby substituted therefor:

“(h) Amendments of Constitutive Documents. Amend, in each case in any material respect, its limited liability company agreement, certificate of incorporation or bylaws or other constitutive documents, provided that (i) any amendment to any such constitutive document that would be adverse to any of the Lender Parties shall be deemed “material” for purposes of this Section, (ii) any amendment to any such constitutive document that would designate such Loan Party as a “special purpose entity” or otherwise confirm such Loan Party’s status as a “special purpose entity” shall be deemed “not material” for purposes of this Section, (iii) any amendment to any such constitutive document effected solely for the purpose of designating (or otherwise establishing the terms of), issuing, or authorizing for issuance Preferred Interests in the Parent Guarantor that do not comprise Debt and are not otherwise prohibited under the other provisions of this Agreement shall be deemed “not material” for purposes of this Section, and (iv) any amendment to any such constitutive document effected solely for the purpose of issuing or otherwise establishing the terms of Preferred Interests of the Borrower in connection with a contemporaneous issuance of Preferred Interests of the Parent Guarantor of the type described in the foregoing clause (iii) and in accordance with Section 4.3 of the Seventh Amended and Restated Agreement of Limited Partnership of the Borrower dated as of February 4, 2008 (or any substantially similar provisions in any subsequent amendment thereof), which Preferred Interests of the Borrower do not comprise Debt and are not otherwise prohibited under the other provisions of this Agreement, shall be deemed “not material” for purposes of this Section.”

(m) Section 8.02 of the Credit Agreement is hereby amended by adding to clause (a) thereof immediately after the words “Section 2.18” the following: “or 2.19”.

(n) Section 9.01(a) of the Credit Agreement is hereby amended (i) by adding to clause (iv) thereof immediately after the words “Section 2.18” the following: “and Section 2.19” and (ii) by adding to clause (v) thereof immediately after the words “the Notes” the following: “(except to the extent of any reduction resulting from a Reallocation effected pursuant to Section 2.19)”.

(o) Section 9.04(c) of the Credit Agreement is hereby amended by deleting the text “2.10(d) or 2.18(e)” in the third and fourth lines thereof and replacing such text with “2.10(d), 2.18(e), 2.18(f) or 2.19(d)”.

(p) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.

SECTION 2. Limited Waiver. (a) The Administrative Agent and the Lenders hereby waive, upon the occurrence of the Waiver Effective Date (as defined in Section 5 below), (i) compliance by the Borrower and the Parent Guarantor with the provisions of Section 5.02(h) of the Credit Agreement solely to the extent necessary to permit the Borrower and the Parent Guarantor to amend their respective constitutive documents pursuant to documentation substantially in the form attached hereto as Exhibit A and (ii) any Default or Event of Default that may occur under the Credit Agreement as a result of such non-compliance ((i) and (ii), collectively, the “Limited Waiver”).

(b) The Limited Waiver shall be limited precisely as written, and nothing in this Amendment shall be deemed to (x) constitute (i) a waiver of any other Default or Event of Default or (ii) a waiver or amendment of any other term, provision or condition of the Credit

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Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that the Administrative Agent or any Lender Party may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or in equity or at law.

SECTION 3. Reallocation of Commitments. (a) On the Amendment Effective Date, (i) a reallocation of Revolving Credit Commitments shall be effected by reallocating $125,000,000.00 of Commitments from the U.S. Dollar Revolving Credit Facility to the Multicurrency Revolving Credit Facility (the “Current Reallocation”), (ii) the Current Reallocation shall result in each Lender holding the respective Commitment or Commitments designated for such Lender on Annex A attached hereto, (iii) to the extent Advances then outstanding and owed to any U.S. Dollar Revolving Lender or any Multicurrency Revolving Lender immediately prior to the effectiveness of the Reallocation shall be less than such Lender’s U.S. Dollar Revolving Credit Pro Rata Share or Multicurrency Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Current Reallocation) of all Advances then outstanding that are owed to U.S. Dollar Revolving Lenders or to Multicurrency Revolving Lenders (collectively, including any applicable Assuming Lender, the “Purchasing Lenders”), in each case as applicable, then such Purchasing Lenders, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (collectively, the “Selling Lenders”), in an amount sufficient such that following the effectiveness of all such assignments (x) the Advances outstanding and owed to each U.S. Dollar Revolving Lender shall equal such Lender’s U.S. Dollar Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Current Reallocation) of all Advances then outstanding in respect of the U.S. Dollar Revolving Credit Facility and (y) the Advances outstanding and owed to each Multicurrency Revolving Lender shall equal such Lender’s Multicurrency Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Current Reallocation) of all Advances then outstanding in respect of the Multicurrency Revolving Credit Facility. The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office.

(b) On the Amendment Effective Date a reallocation of the Letter of Credit Commitments shall be effected by reallocating $19,230,769 from the U.S. Dollar Letter of Credit Commitment to the Multicurrency Letter of Credit Commitment, consistent with Annex A attached hereto.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date and the Waiver Effective Date, in each case after giving effect to Section 2 hereof and before and after giving effect to each other provision of this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date). The Borrower and the Parent Guarantor hereby represent and warrant that the Preferred Interests issued by each of the Borrower and the Guarantor on or about the date hereof pursuant to the amended constitutive documents set forth in Exhibit A attached hereto do not comprise Debt and are not prohibited under any provision of the Credit Agreement (exclusive of Section 5.02(h) thereof, as to which the Limited Waiver herein applies).

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SECTION 5. Conditions of Effectiveness. (a) Sections 2, 4, 5, 6, 7, 8 and 9 of this Amendment (but no other portions hereof) shall become effective as of the date first above written (the “Waiver Effective Date”) upon satisfaction of each of the following conditions precedent:

(i) The Administrative Agent shall have received (A) counterparts of this Amendment executed by the Borrower and each Lender the consent of which is required for effectiveness of the Limited Waiver pursuant to Section 9.01 of the Credit Agreement or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (B) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Waiver Effective Date, after giving effect to Section 2 hereof, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Waiver Effective Date, in which case as of such specific date).

(iii) After giving effect to Section 2 hereof, no event shall have occurred and be continuing that constitutes a Default or Event of Default.

(b) All remaining provisions of this Amendment shall become effective as of such date as the Administrative Agent shall designate in writing to the Lenders as the effective date of the Current Reallocation (the “Amendment Effective Date”) upon satisfaction of each of the following conditions precedent:

(i) The conditions to effectiveness of the Waiver Effective Date set forth in Section 5(a) shall have been satisfied.

(ii) The Administrative Agent shall have received counterparts of this Amendment executed by each Lender and each Issuing Bank the consent of which is required for effectiveness of the amendments set forth in Section 1 hereof pursuant to Section 9.01 of the Credit Agreement.

(iii) The Administrative Agent shall have received a replacement Note payable to the order of each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment as of the Amendment Effective Date.

(iv) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to Section 2 hereof and before and after giving effect to each other provision of this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(v) After giving effect to Section 2 hereof, no event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or Event of Default.

(vi) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

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(c) The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By	/s/ Michael F. Foust
Name: Michael F. Foust Title: Chief Executive Officer

Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK, ISSUING BANK AND INITIAL LENDER:
CITICORP NORTH AMERICA, INC.

By	/s/ Ricardo James
Name: Ricardo James Title: Director

Signature Page

INITIAL ISSUING BANK:
CITIBANK, N.A.

By	/s/ Ricardo James
Name: Ricardo James Title: Director

Signature Page

INITIAL LENDERS:
MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By	/s/ John C. Rowland
Name: John C. Rowland Title: Vice President

Signature Page

BANK OF AMERICA, N.A., as a Lender

By	/s/ Allison M. Gauthier
Name: Allison M. Gauthier Title: Senior Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Jane E. McGrath
Name: Jane E. McGrath Title: Vice President

Signature Page

ROYAL BANK OF CANADA, NEW YORK BRANCH, as a Lender

By	/s/ Dan LePage
Name: Dan LePage Title: Authorized Signatory

Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich Title: Vice President

By	/s/ Laurence Lapeyre
Name: Laurence Lapeyre Title: Associate

Signature Page

UBS LOAN FINANCE LLC, as a Lender

By	/s/ David B. Julie
Name: David B. Julie Title: Associate Director

By	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By	/s/ William McGinty
Name: William McGinty Title: Senior Vice President

Signature Page

SOVEREIGN BANK, as a Lender

By	/s/ T. Gregory Donohue
Name: T. Gregory Donohue Title: Senior Vice President

Signature Page

ALLIED IRISH BANKS, plc, as a Lender

By	/s/ Michael Doyle
	Name:	Michael Doyle
	Title:	Senior Vice President

By	/s/ Sharon Geehan
	Name:	Sharon Geehan
	Title:	Assistant Manager

Signature Page

RAYMOND JAMES BANK, FSB, as a Lender

By	/s/ Thomas G. Scott
	Name:	Thomas G. Scott
	Title:	Senior Vice President

Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ Elaine Khalil
	Name:	Elaine Khalil
	Title:	Managing Director

Signature Page

COMERICA BANK, as a Lender

By	/s/ James Graycheck
	Name:	James Greycheck
	Title:	Vice President

Signature Page

CONSENT

Dated as of February 6, 2008

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended or otherwise affected by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL SERVICES, INC.

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

GLOBAL GOLD CAMP, LLC

	By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ Michael F. Foust
					Name:	Michael F. Foust
					Title:	Chief Executive Officer

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Title:	Chief Executive Officer

Signature Page

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL TORONTO BUSINESS TRUST

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC,
its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC,
its member and manager

		By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

			By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By	/s/Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page

DIGITAL WINTER, LLC

By:	GLOBAL STANFORD PLACE II, LLC,
its member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL 89TH PLACE, LLC

By:	GLOBAL STANFORD PLACE II, LLC,
its member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL RESTON, LLC

By:	DIGITAL ABOVE, LLC,
its sole member and manager

	By:	DIGITAL SERVICES, INC.,
its sole member and manager

By	/s/ Michael F Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page

DIGITAL ABOVE, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL CHELSEA, LLC

By:	DIGITAL ABOVE, LLC,
its sole member and manager

	By:	DIGITAL SERVICES, INC.,
its sole member and manager

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL VIENNA, LLC

By:	DIGITAL ABOVE, LLC,
its sole member and manager

	By:	DIGITAL SERVICES, INC.,
its sole member and manager

By	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL WALTHAM, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page

DIGITAL MIDWAY, L.P.

By:	DIGITAL MIDWAY GP, LLC,
its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL 21110 RIDGETOP, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL 3011 LAFAYETTE, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page

DIGITAL ASHBURN CS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

GIP STOUGHTON, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

DIGITAL ARIZONA RESEARCH PARK II, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ Michael F. Foust
Name: Michael F. Foust
Title: Chief Executive Officer

Signature Page